Property and Equipment, net	9 Months Ended
Mar. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment, net
8.	Property and Equipment, net

As of March 31, 2019 and June 30, 2018, property, plant and equipment consisted of the following:

	March 31, 2019	June 30, 2018
Computer Equipment	$18,888	$15,734
Furniture and Equipment	228,315	228,315
Leasehold Improvements	21,971	21,970
Warehouse Equipment	23,369	36,263
Assemble Machine	210,000	—
PP Production Molds	229,173	145,173
Motor Vehicles	58,523	73,817
Total	86,602	521,272
Less: accumulated depreciation	(339,385)	(326,092)
Plant and Equipment, net	$450,852	$195,180

For the three months ended March 31, 2019 and 2018, depreciation expenses amounted to $14,903 and $10,753, respectively. For the nine months ended March 31, 2019 and 2018, depreciation expenses amounted to $41,481 and $37,707.66, respectively.

The Company purchased approximately $297,154 and $147,131 property and equipment during the nine months ended March 31, 2019 and 2018, respectively.

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors. Based on this assessment, no impairment expenses for property, plant, and equipment was recorded in operating expenses during the nine months ended March 31, 2019 and 2018.